COMPASS 2 AND 3 VARIABLE ACCOUNTS:

Capital Appreciation Variable Account       High Yield Variable Account
Government Securities Variable Account      Money Market Variable Account
Global Governments Variable Account         Total Return Variable Account

                        Supplement to Current Prospectus:


Effective September 1, 2006, beneath the first table in the section of the Compass 2 Prospectus entitled "Expense Summary," the following is added:


Effective September 1, 2006, MFS has agreed in writing to bear the expenses of the High Yield Variable Account such that "Total Operating Expenses," determined without giving effect to the expense offset arrangement described above, and excluding taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, do not exceed 0.90% annually of the Account's average daily net assets. This written agreement will continue until at least August 31, 2007. In addition, MFS has agreed in writing to bear the expenses of the Global Governments Variable Account such that "Total Operating Expenses," determined without giving effect to the expense offset arrangement described above, and excluding taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, do not exceed 1.25% annually of the Account's average daily net assets. This written agreement will continue until modified by the Account's Board of Trustees.


Effective September 1, 2006, MFS has agreed in writing to reduce its management fee to 0.70% on the first $300 million, and 0.675% in excess of $300 million, of the average daily net assets of the High Yield Variable Account, until at least August 31, 2007.


Effective September 1, 2006, beneath the first table in the section of the Compass 3 Prospectus entitled "Expense Summary," the following is added:


Effective September 1, 2006, MFS has agreed in writing to bear the expenses of the High Yield Variable Account such that "Total Operating Expenses," determined without giving effect to the expense offset arrangement described above, and excluding taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, do not exceed 0.90% annually of the Account's average daily net assets. This written agreement will continue until at least August 31, 2007. In addition, MFS has agreed in writing to bear the expenses of the Global Governments Variable Account such that "Total Operating Expenses," determined without giving effect to the expense offset arrangement described above, and excluding taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, do not exceed 1.25% annually of the Account's average daily net assets. This written agreement will continue until modified by the Account's Board of Trustees.


Effective September 1, 2006, MFS has agreed in writing to reduce its management fee to 0.70% on the first $300 million, and 0.675% in excess of $300 million, of the average daily net assets of the High Yield Variable Account, until at least August 31, 2007.


                 The date of this supplement is January 1, 2007.